Exhibit 99.1

KKR and Dragoneer Complete Acquisition of Instructure

Investment to support newly private company’s plans for product innovation and worldwide growth

SALT LAKE CITY — November 13, 2024 — Instructure Holdings, Inc. (“Instructure”), a leading learning ecosystem, today announced the close of its acquisition by investment funds managed by KKR, a leading global investment firm, and Dragoneer, a growth oriented investor, for $23.60 per share in an all-cash transaction valued at an enterprise value of approximately $4.8 billion. With the completion of the transaction, Instructure’s common stock has ceased trading and the company is no longer listed on the New York Stock Exchange.

Instructure is a leading global provider of learning management, education-tech effectiveness and credentialing solutions. The Instructure ecosystem of products enhances the lives and outcomes of students, professional learners and educators. The company has impacted approximately 200 million learners across more than 100 countries and boasts a thriving community of over 1,000 partners. Together with its expansive network of educators, learners and partners, the company is committed to broadening its platform and delivering $1B in revenue by 2028.

“We could not be more excited to begin the next phase of our journey as the mission-critical educational operating system that schools, institutions and companies rely on to improve outcomes for lifelong learners,” said Steve Daly, CEO of Instructure. “Having KKR’s support will help us double down on core markets, scale our global reach at a faster pace and unlock new opportunities as we continue to innovate and enhance Canvas and the Instructure Learning Ecosystem. Together, we expect to build on our position as the education ecosystem that powers learning for a lifetime and turns education into opportunities for all learners globally.”

“Instructure has built a strong reputation as a true leader and partner in the learning community,” said Webster Chua, partner at KKR. “We look forward to working closely with Steve and the team to leverage KKR’s global platform to continue growing and scaling the Instructure ecosystem.”

“Instructure reminds us of those generational vertical software companies with all the key ingredients: strong customer love, mission criticality, and a commitment to product superiority,” said Christian Jensen, Partner at Dragoneer Investment Group. “Together with KKR, we are fully supportive of Instructure’s commitment to having a profound and transformative impact on the global education market.”

ADVISORS

J.P. Morgan Securities LLC acted as the lead financial advisor, Macquarie Capital also acted as a financial advisor to Instructure and Kirkland & Ellis LLP is serving as the legal advisor to Instructure. Morgan Stanley & Co. LLC, Moelis & Company LLC and UBS Investment Bank acted as financial advisors and Simpson Thacher & Bartlett LLP acted as legal advisor to KKR.

ABOUT INSTRUCTURE

Instructure powers the delivery of education globally and provides learners with the rich credentials they need to create opportunities across their lifetimes. Today, the Instructure ecosystem of products enables educators and institutions to elevate student success, amplify the power of teaching, and inspire everyone to learn together. With our global network of learners, educators, partners and customers, we continue to deliver on our vision to be the platform that powers learning for a lifetime and turns that learning into opportunities. We encourage you to discover more at www.instructure.com.

ABOUT KKR

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com.

ABOUT DRAGONEER

Dragoneer Investment Group is a growth-oriented investment firm with over $23 billion under management and a flexible mandate to invest in high-quality businesses in both the public and private markets. For over a decade, Dragoneer has partnered with management teams growing exceptional companies, characterized by sustainable differentiation and superior economic models. Dragoneer looks to partner with the best businesses globally and has been an investor in companies such as Airbnb, AmWINS, Atlassian, Datadog, Dayforce, Doordash, Duck Creek, Livongo, Nubank, PointClickCare, Procore, ServiceTitan, Slack, Snowflake, Spotify, Square, Tekion, Uber, and others.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. All statements other than statements of historical fact, including statements about the potential benefits of the completed acquisition of Instructure Holdings, Inc. (the “Company”), are forward-looking statements. Forward-looking statements give the Company’s current expectations, estimates and projections about the potential benefits of the transaction, its business and industry, management’s beliefs and certain assumptions made by the Company regarding its financial condition, results of operations, plans, objectives, future performance and business, all of which are subject to change. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,”

“should,” “can have,” “likely” and other words and terms of similar meaning. These forward- looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the Company’s ability to implement its business strategy following completion of the acquisition; (ii) ongoing litigation and potential further litigation relating to the acquisition, including the effects of any outcomes related thereto; (iii) risks that disruptions from the acquisition will harm the Company’s business, including current plans and operations; (iv) the effect of the announcement of the completion of the acquisition on the Company’s business relationships, operating results and business generally; (v) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the acquisition; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) unexpected costs, charges or expenses resulting from the acquisition; (viii) the impact of adverse general and industry-specific economic and market conditions; (ix) the impact of inflation, rising interest rates, and global conflicts; and (x) risks that the benefits of the acquisition are not realized when and as expected. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

CONTACT:

Instructure:

JP Schuerman

Corporate Communications

(310) 279-6989

jp.schuerman@instructure.com

KKR:

Julia Kosygina or Lauren McCranie

(212) 750-8300

SOURCES: Instructure, KKR